UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2023

LF Capital Acquisition Corp. II

(Exact name of registrant as specified in its charter)

Delaware	001-41071	86-2195674
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1909 Woodall Rodgers Freeway, Suite 500
Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

(214) 741-6105

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	LFACU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	LFAC	The Nasdaq Stock Market LLC

Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	LFACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On February 21, 2023, LF Capital Acquisition Corp. II, a Delaware corporation (the “Company”), issued a promissory note (the “Note”) in the aggregate principal amount of up to $2,712,100.56 to Level Field Capital II, LLC, Delaware limited liability company, the Company’s sponsor (the “Extension Funds”), pursuant to which the Extension Funds will be deposited into the Company’s trust account (the “Trust Account”) for each share of Class A common stock of the Company that was not redeemed in connection with increase of the redemption price set forth in the Charter Amendment Proposal (as defined below). On February 21, 2023, the Company drew down $452,016.76 under the Note to fund the first extension payment.

The Note is repayable in full upon the earlier of (a) the date of the consummation of the Company’s initial business combination, or (b) the date of the liquidation of the Company.

The foregoing description is qualified in its entirety by reference to the Note, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 3.03	Material Modification to Rights of Security Holders

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 17, 2023, upon the stockholders’ approval of the Charter Amendment Proposal (as defined below) at a special meeting of stockholders (the “Special Meeting”), the Company filed an amendment (the “Charter Amendment”) to the Company’s Amended & Restated Certificate of Incorporation (the “Charter”) with the Secretary of State of the State of Delaware. The Charter Amendment increased the monthly extension payment per one-month extension of the deadline to complete an initial business combination to $0.04 per share of the company’s Class A common stock, par value $0.0001 per share, sold in the Company’s initial public offering. The Company’s stockholders approved the Charter Amendment at a Special Meeting (as defined below) of the stockholders held on Friday, February 17, 2023.

The foregoing description of the Charter Amendment is qualified in its entirety by the full text of the Amendment, a copy of which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Stockholders

On February 17, 2023, the Company convened the Special Meeting to approve the Charter Amendment Proposal and the Adjournment Proposal, each as more fully described in the Company’s definitive proxy statement (the “Proxy Statement”), which was filed with the Securities and Exchange Commission (the “SEC”) on January 27, 2023, and supplemental proxy statements filed with the SEC as of February 3, 2023 and February 7, 2023. As of the close of business on January 13, 2023, the record date for the Special Meeting, there were 32,343,750 shares of the Company’s common stock, comprising 25,875,000 shares of Class A common stock and 6,468,750 shares of Class B common stock (collectively, the “Common Stock”) outstanding, each of which was entitled to one vote with respect to each of the proposals. A total of 28,147,775 shares of Common Stock, representing approximately 87.03% of the outstanding shares of Common Stock entitled to vote at the Special Meeting, were present in person or by proxy, constituting a quorum.

The final voting results for the Charter Amendment Proposal was as follows:

Proposal No. 1: The Charter Amendment Proposal: To approve an amendment to the Company’s Charter to increase the monthly extension payment per one-month extension of the deadline to complete an initial business combination to $0.04 per share of the company’s Class A common stock, par value $0.0001 per share:

FOR	AGAINST	ABSTAIN
26,716,242	1,431,533	0

Proposal No. 2: The Adjournment Proposal: The Company has solicited proxies in favor of the Adjournment Proposal, which would have given the Company the authority to adjourn the Special Meeting to solicit additional proxies. As sufficient shares of Common Stock were voted in favor of the Charter Amendment Proposal, this proposal was not voted upon at the Special Meeting.

Item 8.01	Other Information

In connection with the approval and amendment of the Company’s Charter pursuant to the Charter Amendment Proposal, the Company was required to permit its public shareholders to redeem their shares of Common Stock. Of the 25,875,000 shares of Common Stock outstanding with redemption rights, the holders of 14,574,581 shares of Common Stock elected to redeem their shares at a per share redemption price of approximately $10.35. As a result, approximately $150,846,913 will be removed from the Company’s trust account to pay such holders.

The Company issued a press release on February 22, 2023, announcing the results of the Special Meeting and redemption, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

3.1	Amendment to the Amended and Restated Certificate of Incorporation

10.1	Promissory Note, dated as of February 21, 2023

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LF Capital Acquisition Corp. II

By:	/s/ Scott Reed
Name: Scott Reed
Title: President, Chief Executive Officer

Date: February 22, 2023